UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 10, 2003

ILLINOIS RIVER ENERGY, LLC
(Exact name of Registrant as specified in its charter)

Delaware	333-96977	30-0044341
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 South Seventh Street, Suite 110 Rochelle, Illinois 61068-9392
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (815) 561-0650

Item 1.  Changes in Control of Registrant.

Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

Not Applicable.

Item 3.  Bankruptcy or Receivership.

Not Applicable.

Item 4.  Changes in Registrant’s Certifying Accountant.

Not Applicable.

Item 5.  Other Events and Regulation FD Disclosure.

On January 10, 2003, Illinois River Energy, LLC (“Company”) executed an agency agreement with U.S. Bancorp Piper Jaffray Inc.  Under the agency agreement, U.S. Bancorp Piper Jaffray agreed to act as the Company’s underwriter on a best efforts basis in connection with the offer and sale of an aggregate minimum of 25,000,000, and an aggregate maximum of 45,000,000, Class A and Class B Units of the Company (“Units”).  The Company is offering the Units pursuant to the terms and conditions set forth in its Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on July 23, 2002, as amended (Registration No. 333-96977).

Item 6.  Resignations of Registrant’s Directors.

Not Applicable.

Item 7.  Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit 1.1	Agency Agreement dated as of January 10, 2003, between Illinois River Energy, LLC and U.S. Bancorp Piper Jaffray Inc.

Item 8.  Change in Fiscal Year.

Not Applicable.

Item 9.  Regulation FD Disclosure.

Not Applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ILLINOIS RIVER ENERGY, LLC

	By	/s/ Floyd A. Schultz
Floyd A. Schultz President and Manager (Principal Executive Officer)

Dated: January 22, 2003